COHEN & STEERS UTILITY FUND, INC.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

CLASS I SHARES

SUPPLEMENT DATED JANUARY 23, 2008

TO

PROSPECTUS DATED MAY 1, 2007

IMPORTANT NOTICE REGARDING

CHANGE IN THE NAME AND INVESTMENT POLICY

The Board of Directors of Cohen & Steers Utility Fund, Inc. (the “Fund”) has approved, effective April 1, 2008, changing (1) the name of the Fund to Cohen & Steers Global Infrastructure Fund, Inc., (2) the Fund’s policy with respect to the investment of at least 80% of its net assets in U.S. and non-U.S. common stocks and other equity securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure-related companies and (3) the Fund’s primary benchmark to the Macquarie Global Infrastructure Index from the S&P 1500 Utilities Index. In connection with the new strategy, the Fund will, under normal market conditions, invest significantly (at least 40%—unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30%) in utilities and infrastructure companies organized or located outside the U.S. or doing a substantial amount of business outside of the U.S. In addition, the Board approved that the Fund may also invest in master limited partnerships.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR YOUR RECORDS.